UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2006
Barrier Therapeutics, Inc.
(Exact name of registrant specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50680 (Commission File Number)	22-3828030 (I.R.S. Employer Identification No.)
600 College Road East, Suite 3200, Princeton, New Jersey 08540
(Address of principal executive offices)
(609) 945-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On November 10, 2006, the Company announced that plaintiff’s counsel in the putative securities class action lawsuit filed in October 2005 against the Company, certain of its officers and certain of the underwriters for the company’s 2004 initial public offering and 2005 secondary offering, submitted a stipulation of dismissal to the United States District Court for the District of New Jersey. The Company expects the court to enter an order with respect to the submission promptly.
     A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.
     (c) Exhibits.
          99.1 — Press release, dated November 10, 2006, entitled “Barrier Therapeutics Announces Submission of Voluntary Dismissal of Securities Class Action Lawsuit”

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.
Date: November 13, 2006	By:	/s/ Anne M. VanLent
		Name:	Anne M. VanLent
		Title:	Executive Vice President, Chief Financial Officer and Treasurer